EXHIBIT 99.1

IA GLOBAL REPORTS RECORD REVENUE OF $16,815,000 AND NET INCOME OF $734,000 FOR THREE MONTHS ENDED SEPTEMBER 30, 2005

TAMPA, FL November 14, 2005/PRNewswire-FirstCall/ --

Summary of Operating Results

IA Global Inc. (Amex: IAO) announced the results for the three months ended September 30, 2005. Revenues increased to a record $16,815,000 for the three months ended September 30, 2005 from $8,448,000 for the three months ended September 30, 2004, primarily due to a strong quarter at Rex Tokyo and the acquisition of Global Hotline on June 15, 2005. The net profit from continuing operations increased to $734,000 for the three months ended September 30, 2005 from a net loss from continuing operations of $285,000 in the same period in 2004. The net profit per share from continuing operations was $.01 for the three months ended September 30, 2005 as compared to a net loss from continuing operations of $.00 per share for the same period in 2004.

For the nine months ended September 30, 2005, revenues increased to $31,225,000 from $19,862,000 primarily due to the acquisitions of Global Hotline on June 15, 2005 and Rex Tokyo on March 18, 2004. The net loss from continuing operations decreased to $289,000 for the nine months ended September 30, 2005 from $1,049,000 in the same period in 2004. The net profit per share from continuing operations was $.00 for the nine months ended September 30, 2005 as compared to a net loss from continuing operations of $.01 per share for the same period in 2004.

The Company ended the September 30, 2005 quarter with cash and cash equivalents of $5,999,000, net working capital of $4,435,000 and stockholder’s equity of $7,551,000. Stockholder’s equity and the statement of operations were negatively impacted by the Yen/Dollar exchange rate by $92,000 for the three months ended September 30, 2005 and $412,000 for the nine months ended September 30, 2005.

The Company’s President, Mark Scott, said, “We are pleased to announce that IA Global recorded record revenue and a net profit during the three months ended September 30, 2005. The quarter reflected strong performances Rex Tokyo and Global Hotline, which was acquired June 15, 2005. “

Rex Tokyo Co Ltd

Rex Tokyo recorded revenue of $9,709,000 for the three months ended September 30, 2005 as compared to $7,490,000 in the same period in 2004. This business was acquired on March 18, 2004. The increase was due to orders from Rex Tokyo’s largest customer.

Global Hotline, Inc.

Global Hotline recorded revenue of $7,106,000 for the three months ended to September 30, 2005. Global Hotline was acquired on June 15, 2005.

Net Profit With Discontinued Operations

The total net profit was for the three months ended September 30, 2005 was $734,000.

The total net loss of $701,000 for the nine months ended September 30, 2005 reflected a loss from discontinued operations of $412,000, which relates to the sale of Fan Club Entertainment on May 12, 2005 and IA Global Acquisition Co on July 1, 2005.

Revenue Outlook

We expect to provide our revenue outlook for the three months ended December 31, 2005 by late December 2005.

About IA Global Inc.

IA Global, Inc. is a public holding company focused on acquiring primarily Japanese companies that operate in the gaming, entertainment and technology areas. We own 60.5% equity interest in Rex Tokyo Co Ltd, which is a supplier and installer of parts to the Pachinko and slot machine gaming industry in Japan. Rex Tokyo supplies items such as automatic medal dispensing machines, automatic cigarette butt disposal systems, Pachinko balls and other Pachinko accessory products as well as numerous new Pachinko and slot machines. We own 100% of Global Hotline, Inc., which operates call centers and is a reseller of telephone and broadband lines in Japan.

For further information, contact:

Mark Scott, President and CFO

IA Global Inc.

550 N. Reo Street, Suite 300

Tampa, FL 33609

813-261-5157 (t)

813-261-5158 (f)

scott@iaglobalinc.com

www.iaglobalinc.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.

                                     IA GLOBAL, INC. AND SUBSIDIARIES
                                        CONSOLIDATED BALANCE SHEET

                                                                          September 30,      December 31,
                                                                              2005               2004
                                                                          ------------       ------------
                                                                           (unaudited)         (audited)

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents ........................................      $  5,999,368       $  3,847,813
  Accounts receivable, net of allowance for doubtful accounts
    of $110,610 and $93,338, respectively ..........................         5,804,241          6,431,663
  Notes receivable-trade ...........................................           285,240            641,305
  Inventories ......................................................            98,970            164,046
  Prepaid expenses .................................................           511,777            771,036
  Consumption and deferred tax receivable ..........................           355,649            161,769
  Notes receivable .................................................         4,612,270            150,000
  Other current assets .............................................           351,104            136,102
  Assets held for sale .............................................                 -            773,582
  Subscription receivable ..........................................                 -                  -
  Income tax receivable- foreign ...................................            50,740                  -
                                                                          ------------       ------------
    Total current assets ...........................................        18,069,359         13,077,316

EQUIPMENT, NET .....................................................           860,434            273,245

OTHER ASSETS
  Intangible assets, net ...........................................         4,902,299          1,271,935
  Deferred tax asset ...............................................           581,709            390,079
  Other assets .....................................................         1,448,837            200,641
                                                                          ------------       ------------

                                                                          $ 25,862,638       $ 15,213,216
                                                                          ============       ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade .........................................      $  4,141,831       $  6,446,656
  Notes payable- trade .............................................         1,113,176          1,474,582
  Accrued liabilities ..............................................         3,701,349            529,198
  Consumption taxes received .......................................           653,599            260,648
  Income taxes payable- foreign ....................................                 -            235,047
  Current portion of long term debt ................................         1,577,949            484,966
  Deferred revenue .................................................         4,446,071                  -
                                                                          ------------       ------------
    Total current liabilities ......................................        15,633,975          9,431,097
                                                                          ------------       ------------

LONG TERM  LIABILITIES:
  Long term debt ...................................................         1,507,141            242,463
  Convertible debentures ...........................................         2,604,166                  -
  Retirement benefits ..............................................            31,456             39,932
                                                                          ------------       ------------
                                                                             4,142,763            282,395
                                                                          ------------       ------------

MINORITY INTERESTS .................................................           639,255          1,365,570
                                                                          ------------       ------------

STOCKHOLDER'S EQUITY:
  Series B Preferred stock, $.01 par value, 5,000 shares authorized
    1,158 issued and outstanding (liquidation value $1,158,000) ....                12                 12
  Common stock, $.01 par value, 200,000,000 shares authorized,
    97,425,181 and 82,400,181 issued and outstanding, respectively .           974,251            824,001
  Paid in capital ..................................................        32,992,589         28,785,839
  Accumulated deficit ..............................................       (26,292,079)       (25,590,820)
  Treasury stock ...................................................           (50,000)           (50,000)
  Other comprehensive income (loss) ................................          (178,128)           165,122
                                                                          ------------       ------------
    Total stockholder's equity .....................................         7,446,645          4,134,154
                                                                          ------------       ------------

                                                                          $ 27,862,638       $ 15,213,216
                                                                          ============       ============

                              See notes to consolidated financial statements.

                                                     3

                                               IA GLOBAL, INC. AND SUBSIDIARIES
                                             CONSOLIDATED STATEMENT OF OPERATIONS

                                                                        Three Months Ended             Nine Months Ended
                                                                            September 30,                September 30,
                                                                    ---------------------------   ---------------------------
                                                                        2005           2004           2005           2004
                                                                    ------------   ------------   ------------   ------------
                                                                     (unaudited)    (unaudited)    (unaudited)    (unaudited)

REVENUE ..........................................................  $ 16,815,253   $  8,448,424   $ 31,225,153   $ 19,861,664

COST OF SALES ....................................................     9,918,878      7,074,988     22,022,412     16,502,479
                                                                    ------------   ------------   ------------   ------------

GROSS PROFIT .....................................................     6,896,375      1,373,436      9,202,741      3,359,185
                                                                    ------------   ------------   ------------   ------------

EXPENSES:
  Selling, general and administrative expenses ...................     5,793,006      1,606,475     10,180,520      4,209,561
                                                                    ------------   ------------   ------------   ------------
    Total expenses ...............................................     5,793,006      1,606,475     10,180,520      4,209,561
                                                                    ------------   ------------   ------------   ------------

OPERATING PROFIT (LOSS) ..........................................     1,103,369       (233,039)      (977,779)      (850,376)
                                                                    ------------   ------------   ------------   ------------

OTHER INCOME (EXPENSE):
  Interest income ................................................        27,465          2,014         33,866          9,867
  Interest expense and amortization of beneficial
    conversion feature ...........................................      (206,422)       (21,361)      (247,808)       (40,886)
  Other income ...................................................        (3,508)        82,119         36,230        230,972
  Foreign currency transaction adjustment ........................         5,574              -        (68,804)         2,255
  Loss on equity investment in QuikCAT Australia Pty Ltd .........             -        (27,956)             -        (43,229)
  Gain on sale of subsidiaries ...................................       209,657              -        309,006              -
                                                                    ------------   ------------   ------------   ------------
    Total other income (expense) .................................        32,766         34,816         62,490        158,979
                                                                    ------------   ------------   ------------   ------------

PROFIT (LOSS) FROM CONTINUING OPERATIONS BEFORE
  MINORITY INTERESTS AND INCOME TAXES ............................     1,136,135       (198,223)      (915,289)      (691,397)

MINORITY INTERESTS ...............................................        75,323         (1,087)      (301,541)        67,480
                                                                    ------------   ------------   ------------   ------------

PROFIT (LOSS) FROM CONTINUING OPERATIONS BEFORE
  INCOME TAXES ...................................................     1,060,812       (197,136)      (613,748)      (758,877)
                                                                    ------------   ------------   ------------   ------------

INCOME TAXES:
  Current (benefit) provision ....................................       556,458         58,774        (94,969)       237,195
  Deferred (benefit) provision ...................................      (229,530)        28,613       (229,530)        52,894
                                                                    ------------   ------------   ------------   ------------

NET PROFIT (LOSS) FROM CONTINUING OPERATIONS .....................       733,884       (284,523)      (289,249)    (1,048,966)

Loss from discontinued operations ................................             -              -       (412,010)             -
                                                                    ------------   ------------   ------------   ------------

NET PROFIT (LOSS) ................................................  $    733,884   $   (284,523)  $   (701,259)  $ (1,048,966)
                                                                    ============   ============   ============   ============

Per share of Common-
  Basic net profit (loss) per share from continuing operations ...  $       0.01   $      (0.00)  $      (0.00)  $      (0.01)
  Basic net profit (loss) per share from discontinued operations .             -              -          (0.00)             -
                                                                    ------------   ------------   ------------   ------------
  Total basic net profit (loss) per share ........................  $       0.01   $      (0.00)  $      (0.01)  $      (0.01)
                                                                    ============   ============   ============   ============

  Diluted net profit (loss) per share from continuing operations .  $       0.01   $      (0.00)  $      (0.00)  $      (0.01)
  Diluted net profit (loss) per share from discontinued operations             -              -          (0.00)             -
                                                                    ------------   ------------   ------------   ------------
  Total diluted net profit (loss) per share ......................  $       0.01   $      (0.00)  $      (0.01)  $      (0.01)
                                                                    ============   ============   ============   ============

  Weighted average shares of common stock outstanding ............    97,404,529     77,947,122     88,178,181     74,369,554
  Weighted average shares of common stock and common
    equivalent shares outstanding ................................    97,404,529     77,947,122     88,178,181     74,369,554

                                        See notes to consolidated financial statements.

                                                               4

                                     IA GLOBAL, INC. AND SUBSIDIARIES
                                   CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                    Nine Months Ended
                                                                                      September 30,
                                                                                   2005           2004
                                                                                -----------   -----------
                                                                                (unaudited)   (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss ...................................................................  $  (701,259)  $(1,048,966)
  Adjustments to reconcile net loss to net cash provided by
   (used in) operating activities:
    Depreciation and amortization ............................................      801,718       384,446
    Loss on disposal of leasehold improvements ...............................            -        14,103
    Equity gain from investment in QuikCAT Australia Pty Ltd .................            -        43,229
    Loss from discontinued operations ........................................      412,010             -
    Minority interests .......................................................      113,679       476,959
    Gain on sale of subsidiaries .............................................     (309,006)            -
    Amortization of beneficial conversion feature ............................      104,166             -
    Amortization of financing cost ...........................................       22,222             -
    Common stock issued for services .........................................        6,000             -
  Changes in operating assets and liabilities:
    Accounts receivable ......................................................    2,002,242       740,614
    Notes receivable - trade .................................................      356,065      (152,786)
    Notes receivable .........................................................     (240,021)            -
    Consumption and deferred tax receivable ..................................      (57,778)       83,417
    Inventory ................................................................       65,076       762,562
    Prepaid expenses .........................................................    1,064,036       293,555
    Other current assets .....................................................     (467,214)     (168,323)
    Deferred tax assets ......................................................     (191,630)       48,670
    Income taxes receivable - foreign ........................................      (50,740)            -
    Other assets .............................................................     (791,334)      (98,816)
    Accounts payable .........................................................   (4,339,689)   (1,080,664)
    Notes payable - trade ....................................................     (361,406)            -
    Accrued and other liabilities ............................................    1,260,429       (94,832)
    Consumption tax payable ..................................................      219,825             -
    Income taxes payable - foreign ...........................................     (235,047)      173,473
    Deferred revenue .........................................................      249,578      (463,120)
                                                                                -----------   -----------
Net cash used in continuing operations .......................................   (1,068,078)      (86,479)
Net cash used in discontinued operations .....................................     (323,849)            -
                                                                                -----------   -----------
NET CASH USED IN OPERATIONS ..................................................   (1,391,927)      (86,479)
                                                                                -----------   -----------

CASH FLOWS USED IN INVESTING ACTIVITIES:
  Investment in QuikCAT Australia Pty Ltd ....................................            -       (50,000)
  Cash of Rex Tokyo Co Ltd immediately following acquisition .................            -     1,934,839
  Purchase of Rex Tokyo Co Ltd ...............................................            -      (941,000)
  Purchases of capital expenditures ..........................................     (425,172)     (506,594)
  Purchase of IA Global Acquisition Co .......................................            -      (700,000)
  Purchase of intangibles ....................................................            -      (540,930)
  Repayment of loan receivable from QuikCAT Australia Pty Ltd. ...............      150,000             -
  Proceeds from sale of QuikCAT business unit and note receivable ............       85,000             -
  Proceeds from sale of Fan Club and note receivable .........................      185,000             -
  Loan to affiliate of major shareholder .....................................   (2,654,632)            -
  Cash of Global Hotline, Inc. immediately following acquisition .............    1,240,037             -
                                                                                -----------   -----------
NET CASH USED IN INVESTING ACTIVITIES ........................................   (1,419,767)     (803,685)
                                                                                -----------   -----------

CASH PROVIDED BY FINANCING ACTIVITIES:
  Proceeds from loan payable .................................................    3,735,661             -
  Proceeds from loan payable - related party .................................            -     1,500,000
  Proceeds from issuance of convertible debentures ...........................    3,483,000             -
  Repayment of loan payable ..................................................   (1,971,662)            -
  Loan to Innovative Computing Group, Inc. ...................................            -      (100,000)
  Loan to QuikCAT Australia Pty Ltd. .........................................            -       (25,000)
  Proceeds from issuance of common stock .....................................       59,500       400,000
  Proceeds from long term debt ...............................................            -       788,846
  Proceeds from exercise of options ..........................................            -        40,000
                                                                                -----------   -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES ....................................    5,306,499     2,603,846
                                                                                -----------   -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS ....................................    2,494,805     1,713,682

EFFECT OF EXCHANGE RATE CHANGES ON CASH ......................................     (343,250)      (63,063)

CASH AND CASH EQUIVALENTS, beginning of the period ...........................    3,847,813       676,782
                                                                                -----------   -----------

CASH AND CASH EQUIVALENTS, end of the period .................................  $ 5,999,368   $ 2,327,401
                                                                                ===========   ===========

Supplemental disclosures of cash flow information:
  Interest paid ..............................................................  $    76,285   $    21,361
  Taxes paid .................................................................  $   215,743   $   210,966
Non-cash investing and financing activities:
  Common stock issued for Global Hotline, Inc. ...............................  $ 3,097,500   $         -
  Beneficial conversion feature recognized with issuance of convertible debt .  $ 1,250,000
  Issuance of loan receivable for sale of Fan Club Entertainment Co. Ltd. ....  $   571,193   $         -
  Issuance of loan receivable from sale of QuikCAT business unit .............  $   200,000   $         -
  Common stock issued for Rex Tokyo Co Ltd ...................................  $         -   $   138,600
  Conversion of debt to equity ...............................................  $         -   $ 1,533,011
  Contribution of note to capital ............................................  $         -   $   101,629
  Conversion of liability to common stock ....................................  $         -   $    13,500

                              See notes to consolidated financial statements.

                                                     5